UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SENS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2026, Senseonics Holdings, Inc. (the “Company”) together with several of its wholly-owned subsidiaries (collectively, “Senseonics”) entered into a Second Amendment to Loan and Security Agreement (the “Second Amendment”) with the several financial institutions or entities party thereto (collectively, the “Lenders”) and Hercules Capital, Inc., a Maryland corporation (the “Agent”), in its capacity as administrative agent and collateral agent for itself and the Lenders, which further amends the Company’s existing Loan and Security Agreement, dated as of September 8, 2023, as previously amended by the First Amendment to Loan and Security Agreement, dated as of September 3, 2025 (as further amended, the “Amended Loan Agreement”), by and among Senseonics, certain of the Lenders and the Agent.

Pursuant to the Amended Loan Agreement, the Lenders have agreed to make available to Senseonics up to $140.0 million in senior secured term loans, consisting of (i) an initial term loan of $35.0 million, which was previously funded, (ii) a term loan of $10.0 million to be funded at the closing of the Second Amendment (the “Tranche 2 Loan”), (iii) four additional tranches of term loans in the amounts of up to $10.0 million (the “Tranche 3A Loan”), $10.0 million (the “Tranche 3B Loan”), $15.0 million (the “Tranche 4 Loan”) and uncommitted $60.0 million (the “Tranche 5 Loan”), respectively, which will become available to Senseonics upon Senseonics’ satisfaction of certain terms and conditions set forth in the Amended Loan Agreement. The loans under the Amended Loan Agreement mature on September 3, 2029 (the “Maturity Date”). The Company expects both the Tranche 2 Loan and Tranche 3A Loan to be funded at the closing of the Second Amendment, which is scheduled to be May 6, 2026 (the “Amendment Closing Date”), subject to customary closing conditions.

The loans under the Amended Loan Agreement bear interest at an annual rate equal to the greater of (i) the prime rate as reported in The Wall Street Journal plus 2.40% and (ii) 9.90%. Borrowings under the Amended Loan Agreement are repayable in monthly interest-only payments through (a) October 1, 2028 and (b) if Senseonics satisfies the 2025 Tranche 3B Milestone (as defined in the Amended Loan Agreement), the Maturity Date. After the interest-only payment period, borrowings under the Amended Loan Agreement are repayable in equal monthly payments of principal and accrued interest until the Maturity Date.

At Senseonics’ option, Senseonics may prepay all or any portion of the outstanding borrowings under the Amended Loan Agreement, subject to a prepayment fee equal to (a) 3.0% of the principal amount being prepaid if the prepayment occurs within one year of the Amendment Closing Date, (b) 2.0% of the principal amount being prepaid if the prepayment occurs during the second year following the Amendment Closing Date, and (c) 1.00% of the principal amount being prepaid if the prepayment occurs more than two years after the Amendment Closing Date and prior to the Maturity Date. In addition, a $100,000 facility fee and a $100,000 amendment fee are payable on the Amendment Closing Date and Senseonics will pay additional facility fees in the amount of 0.50% of any drawn Tranche 3B Loan, or in the amount of 1.00% of any drawn Tranche 4 Loan or Tranche 5 Loan.

Pursuant to the Amended Loan Agreement, the Company agreed to issue additional warrants (the “Additional Warrants”) in substantially the same form as the warrants issued in connection with the initial term loan upon the funding of the Tranche 2 Loan, Tranche 3A Loan, Tranche 3B Loan, Tranche 4 Loan and Tranche 5 Loan. The Additional Warrants may be exercised through the earlier of (i) the seventh anniversary of the applicable issuance date and (ii) the consummation of certain acquisition transactions involving the Company, as set forth in such Additional Warrants. The number of shares of the Company’s common stock for which the Additional Warrants are exercisable and the associated exercise price are subject to certain customary proportional adjustments for fundamental events, including stock splits and reverse stock splits, as set forth in the Additional Warrants. The Additional Warrants would be exercisable for an aggregate number of shares of the Company’s common stock equal to 2.0% of the funded loan amount divided by the exercise price equal to the three-day volume-weighted average price of the Company’s common stock prior to the issuance date of such Additional Warrants.

The foregoing descriptions of the Amended Loan Agreement and the Additional Warrants contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Loan Agreement, which is expected to be filed at the time of the Company’s Quarterly Report on 10-Q for the second quarter 2026, and the form of Warrant Agreement, which was filed as Exhibit 10.1 to the Form 8-K filed by the Company on September 11, 2023, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements related to the anticipated closing of the Amended Loan Agreement, and the availability of funding of future tranches of term loans under the Amended Loan Agreement. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to the Company’s ability to satisfy milestones for additional borrowing under the Amended Loan Agreement and compliance with covenants thereunder, market conditions and such other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 2, 2026, and other filings the Company makes with the SEC from time to time. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update such information except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Warrant (incorporated herein by reference to Exhibit 10.2 the Company’s Current Report on Form 8-K filed with the SEC on September 11, 2023).
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Furnished herewith

#	Certain information has been omitted from this document in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2026	SENSEONICS HOLDINGS, INC.

	By:	/s/ Rick Sullivan
	Name:	Rick Sullivan
	Title:	Chief Financial Officer